                                                                  Exhibit 10.1.2




            1987 PLAN OPTIONS GRANTED TO CURRENT OFFICERS - 1987 PLAN

                                            NUMBER OF            EXERCISE
NAME                  GRANT DATE            OPTIONS*             PRICE *
----                  ----------            ---------            --------

Laura C. Cissell      June 13, 1996         20,000               $10.75

   * Split Adjusted